Investor Presentation March 2012 Exhibit 99.2

Forward-Looking Statements
This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended.  “Forward-looking statements” are statements related to future, not past, events.
Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate, including, but not limited to, the following risks related to our financial and operational performance: general economic conditions; our ability to execute our business plan, including the success of our drilling program;
changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from our future cash flows, increases in our borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.  For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s Prospectus dated February 1, 2012.  Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.

Company Overview
Completed IPO of 14,883,334 shares (12,209,167 primary shares) including overallotment at $12.00 per share in March 2012
Exchange: Ticker NYSE: MTDR
Shares Outstanding
[1]
55.27 million common shares
Share Price
[1]
$11.14/share
Market Capitalization
[1]
$615.7 million
[1] As of  March 7, 2012 close

Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in
contributed capital from 17 friends and
family members
Rolled into Matador Petroleum Corporation
in 1988
Grown primarily through acquire and exploit
strategy
Delivered 21% average annual rate of
return over 15 years
Sold to Tom Brown, Inc.
(1)
in June 2003 for
an enterprise value of $388 million in an all-
cash transaction
Foran Oil & Matador Petroleum

Matador History
Matador Resources Company
Predecessor Entities Matador Today
Founded by Joe Foran in 2003
Attracted start-up capital from long-time
shareholders; diverse and unique shareholder
group including over 400 friends and
neighbors
Proven management, technical team and
Board of Directors
Grown entirely through drill bit, with focus on
unconventional reservoir plays
Strong growth since 2008
Early January 2012 production at 53.2
MMcfe/d
(2)
(20.3% oil versus 3.0% oil for
January 2011)
Daily production has increased over 4x
Adjusted EBITDA
(4)
has more than
doubled
(3)
Proved reserves have increased 8x
(3)
(3)
(1)  Tom Brown purchased by Encana in 2004
(2)  Average daily production for first eleven days of January 2012
(3)  As of September 30, 2011
(4)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 23

2012 Guidance Summary

2012 Estimated Capital Spending $313 million
2012 Estimated Total Oil Production 1.4 to 1.5 million barrels
2012 Estimated Exit Rate for Oil Production 5,000 to 5,500 barrels per day
2012 Estimated Total Natural Gas Production
12.5 to 13.5 billion cubic feet

IDAHO
WYOMING
UTAH
WYOMING, UTAH, IDAHO
144,368 gross acres / 135,862 net acres (2)
NORTHWEST LOUISIANA
AND EAST TEXAS
Production – 39.1 MMcfe/d (1)
Proved Reserves – 152.7 Bcfe (2)
29,128 gross acres / 25,477 net acres (2)
MATADOR HEADQUARTERS
DALLAS, TEXAS
SOUTHEAST NEW MEXICO
AND WEST TEXAS
Production – 0.2 MMcfe/d (1)
Proved Reserves – 0.7 Bcfe (2)
10,714 gross acres / 7,519 net acres (2)
SOUTH TEXAS
Production – 3.2 MMcfe/d (1)
Proved Reserves – 8.4 Bcfe (2)
52,053 gross acres / 28,906 net acres (2)
MATADOR RESOURCES
COMPANY TOTALS
Production – 42.5 MMcfe/d (1)
Proved Reserves – 161.8 Bcfe (2)
236,263 gross acres / 197,764 net acres (2)
AREAS OF ACTIVITY

Daily Production
(1)
53.2 MMcfe/d
% Oil 20%
Proved Reserves @ 9/30/11 161.8 Bcfe
% Proved Developed 35%
% Oil 4% (and growing)
2012E CapEx $313 million
% Eagle Ford 84%
% Oil and Liquids 94%
2012E Anticipated Drilling 29.5 net wells
Eagle Ford / Austin Chalk 27.6 net wells
Haynesville 1.5 net wells
Gross Acreage 236,263 acres
Net Acreage 197,764 acres
Identified Drilling Locations 818 gross / 313 net
Eagle Ford / Austin Chalk 213 gross / 173 net
Haynesville/Cotton Valley 605 gross / 140 net
Matador Resources Snapshot
(1)    Average daily production for first eleven days of January 2012.

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
Total Production CAGR
(1)
of 75.9% since 2008 and oil / liquids production CAGR of 113.4% since Q1 ‘10
94%
(2)
of 2012E capital expenditure program focused on oil / liquids exploration and development
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier, Cotton Valley assets all essentially HBP
Significant Multi-year Drilling Inventory
173 net drilling locations across 28,900 net acres in Eagle Ford (157) and Austin Chalk (16)
140 net drilling locations across 25,500 net acres in Haynesville (104) and Cotton Valley (36)
Strong Financial Position and Long-Term Institutional, Industry and Individual Shareholders
Proven Management and Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for over 28 years
Low Cost Operations
LOE for nine months ended September 30, 2011 was $0.49 per Mcfe, a 65% reduction since 2008
Active Exploration Effort Using Science and Technology
Ongoing pipeline of new oil and natural gas opportunities, with strong emphasis on science and technology to create value
(1)
(2)
Compound annual growth rate. CAGR based on production through 9/30/2011.
Calculated as percent of anticipated CapEx focused on oil weighted Eagle Ford and Austin Chalk drilling and acreage and includes $20 million to acquire oil prospective acreage in New Mexico and West Texas.

2012E Capex
% Eagle Ford
48.3
45.3
43.4
32.4
32.3
30.0
25.7
22.1
22.1
19.5
15.4
9.6
9.0
6.1
3.7
MTDR
SFY
NFX
SM
FST
GDP
PVA
CRZO
ROSE
MHR
CHK
PXD
APA
PXP
APC
84%
48%
34%
N/A
N/A
N/A
78%
92%
N/A
N/A
62%
25%
73%
85%
5.2%
Leverage to Eagle Ford (Net Eagle Ford Acres / EV)
(Net Acres / $mm)

Leading Eagle Ford Exposure
Matador offers significant leverage
and focus to the Eagle Ford
Approximately 85% of Eagle Ford
acreage is in the prospective oil and
liquids window
All 2012E Eagle Ford drilling focused
in the prospective oil and liquids
window
84% of 2012E estimated CapEx
allocated to Eagle Ford
One rig running in the eastern and
one in the western portions of the
Eagle Ford play
Eagle Ford acreage well-positioned
throughout the play
Note:  Reflects companies with greater than 50 Bcfe of proved reserves. Data sourced from public filings; stock price data as of  03/07/2012.

Bexar
Wilson
Dewitt
Frio
Atascosa
Dimmit
La Salle
McMullen
Webb
Matador Resources Acreage
Matador Well Location

Highlights

Eagle Ford Properties are Well Positioned
MTDR acreage in counties with
robust transaction activity –
“good neighborhoods”
Transaction values ranging from
$10,000 to $25,000 / acre
Our Eagle Ford position has
grown to almost 30,000 net
acres
Acreage in both the eastern and
western areas of the play
Approximately 85% of acreage
in prospective oil and liquids
windows
Acreage offers potential for
Austin Chalk, Buda, Olmos,
Pearsall and other formations
Note: Information for precedent transactions based on public filings.
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS
FAIRWAY
OIL FAIRWAY
TALISMAN-STATOIL / SM ENERGY
June 2011
$14,610 / acre
SHELL / HARRISON RANCH
March 2010
$10,000 / acre
CNOOC / CHESAPEAKE
October 2010
$11,011 / acre
MARATHON / HILCORP
June 2011
$24,823 / acre
KKR / HILCORP
June 2010
$10,000 / acre
TALISMAN-STATOIL / ENDURING
October 2010
$13,660 / acre
RELIANT / PIONEER NEWPEK
June 2010
$11,070 / acre
PLAINS / HUGHES
October 2010
$9,633 / acre
TALISMAN / COMMON
March 2010
$9,730 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
MITSUI / SM ENERGY
June 2011
$18,846 / acre
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS
FAIRWAY
OIL FAIRWAY
TALISMAN-STATOIL / SM ENERGY
June 2011
$14,610 / acre
SHELL / HARRISON RANCH
March 2010
$10,000 / acre
CNOOC / CHESAPEAKE
October 2010
$11,011 / acre
MARATHON / HILCORP
June 2011
$24,823 / acre
KKR / HILCORP
June 2010
$10,000 / acre
TALISMAN-STATOIL / ENDURING
October 2010
$13,660 / acre
RELIANT / PIONEER NEWPEK
June 2010
$11,070 / acre
PLAINS / HUGHES
October 2010
$9,633 / acre
TALISMAN / COMMON
March 2010
$9,730 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
MITSUI / SM ENERGY
June 2011
$18,846 / acre
Good reputation with land and mineral owners
80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013

Atascosa
Karnes
Dewitt
Goliad
Dimmit
McMullen
Live Oak
Webb
Matador Resources Acreage
Matador Well Location

Highlights

Eagle Ford Well Performance
IP rates and early performance
strong in our acreage
Matador has drilled and
completed eleven operated
Eagle Ford wells
Recent wells have exceeded
initial well performance
expectations
Matador production:
Martin Ranch #1H – 700
Bbls/d and 350 Mcf/d
Martin Ranch #2H – 1,310
Bbls/d and 1.8 MMcf/d (IP)
Martin Ranch #3H – 620
Bbls/d and 0.5 MMcf/d (IP)
Martin Ranch #5H – 810
Bbls/d and 0.6 MMcf/d (IP)
Lewton #1H – 600 Bbls/d
(cond.) and 2.7 MMcf/d
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
PETROHAWK –
ULRICH B 1H
OIL IP:  993 Bbls/d
GAS IP: 1,767 Mcf/d
BURLINGTON –
MARALDO A403 1H
OIL IP:  2,208 Bbls/d
GAS IP: 5,813 Mcf/d
HUNT OIL –
MOCZYGEMBA 1H
OIL IP:  199 Bbls/d
GAS IP: 104 Mcf/d
HUNT OIL –
WARNKEN 1H
OIL IP:  454 Bbls/d
GAS IP: 82 Mcf/d
FOREST OIL –
HAESE 1H
OIL IP:  745 Bbls/d
GAS IP: 435 Mcf/d
EOG –
BEYNON UNIT 2H
OIL IP:  1,079 Bbls/d
GAS IP: 1,023 Mcf/d
PIONEER –
STRAUBE 1H
OIL IP:  577 Bbls/d
GAS IP: 6,600 Mcf/d
CRIMSON –
LITTLEPAGE MCBRIDE 1H
OIL IP:  354 Bbls/d
GAS IP: 235 Mcf/d
CHESAPEAKE –
TRAYLOR NORTH 2H
OIL IP:  405 Bbls/d
GAS IP: 78 Mcf/d
CHESAPEAKE –
LAZY A COTULLA 1H
OIL IP:  619 Bbls/d
GAS IP: 339 Mcf/d
CARRIZO –
BEAR CLAUSE RANCH 10H
OIL IP:  742 Bbls/d
GAS IP: 330 Mcf/d
EL PASO –
HIXON 3H
OIL IP:  341 Bbls/d
GAS IP: 814 Mcf/d
PETROHAWK –
MARTIN DORA 1716 1H
OIL IP:  2 Bbls/d
GAS IP: 9,464 Mcf/d
ANADARKO –
BRISCOE COCHINA
E.
RANCH 5H
OIL IP:  399 Bbls/d
GAS IP: 365 Mcf/d
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
PETROHAWK –
ULRICH B 1H
OIL IP:  993 Bbls/d
GAS IP: 1,767 Mcf/d
BURLINGTON –
MARALDO A403 1H
OIL IP:  2,208 Bbls/d
GAS IP: 5,813 Mcf/d
HUNT OIL –
MOCZYGEMBA 1H
OIL IP:  199 Bbls/d
GAS IP: 104 Mcf/d
HUNT OIL –
WARNKEN 1H
OIL IP:  454 Bbls/d
GAS IP: 82 Mcf/d
FOREST OIL –
HAESE 1H
OIL IP:  745 Bbls/d
GAS IP: 435 Mcf/d
EOG –
BEYNON UNIT 2H
OIL IP:  1,079 Bbls/d
GAS IP: 1,023 Mcf/d
PIONEER –
STRAUBE 1H
OIL IP:  577 Bbls/d
GAS IP: 6,600 Mcf/d
CRIMSON –
LITTLEPAGE MCBRIDE 1H
OIL IP:  354 Bbls/d
GAS IP: 235 Mcf/d
CHESAPEAKE –
TRAYLOR NORTH 2H
OIL IP:  405 Bbls/d
GAS IP: 78 Mcf/d
CHESAPEAKE –
LAZY A COTULLA 1H
OIL IP:  619 Bbls/d
GAS IP: 339 Mcf/d
CARRIZO –
BEAR CLAUSE RANCH 10H
OIL IP:  742 Bbls/d
GAS IP: 330 Mcf/d
EL PASO –
HIXON 3H
OIL IP:  341 Bbls/d
GAS IP: 814 Mcf/d
PETROHAWK –
MARTIN DORA 1716 1H
OIL IP:  2 Bbls/d
GAS IP: 9,464 Mcf/d
ANADARKO –
BRISCOE COCHINA
E.
RANCH 5H
OIL IP:  399 Bbls/d
GAS IP: 365 Mcf/d
24-hour IP rates at Martin Ranch #2H, #3H and #5H range from
700 Boe/d to 1,600 Boe/d (>80% oil)
Martin Ranch #1H produced 111,000 Bbls oil in first eight
months
Note: Initial production information on third party  wells is based on publicly available information.

Bexar
San Antonio
Uvalde
Medina
Gonzales
Wilson
Dewitt
Zavala
Frio
Atascosa
Karnes
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb
Matador Resources Acreage
Matador Well Location

Eagle Ford and Austin Chalk Properties Overview
Acreage positioned in some of the most active
counties for Eagle Ford and Austin Chalk (including
“Chalkleford”)
Two rigs running, primarily focused on oil and
liquids
Eleven operated wells drilled, completed and
producing; Three additional operated wells in
completion phase
Approximately 3.5 MMBoe (2.8 MMBbls of oil and
4.2 Bcf of natural gas) added to Eagle Ford proved
reserves in Q4 2011
Proved Reserves @ 9/30/11 1.4 MMBoe
% Proved Developed 51.0%
% Oil / Liquids 64.7%
Daily Production
(1)
2,175 Boe/d
(78% Oil)
Gross Acres 52,053 acres
Net Acres 28,906 acres
Eagle Ford
(2)
28,906 acres
Austin Chalk
(2)
14,849 acres
Identified Drilling Locations 173.1 net
2012E Anticipated Drilling 27.6 net wells
2012E CapEx Budget $268.5 million
% HBP
(3)
80%
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
EOG OPERATED, MTDR WI = 21%
23,420 gross / 4,631 net acres
Lewton #1H
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
Martin Ranch #1H, #2H, #3H, #5H
EAGLE FORD WEST
13,472 gross / 10,510 net acres
EAGLE FORD EAST
6,270 gross / 4,874 net acres
EAGLE FORD ACREAGE TOTALS
52,053 gross / 28,906 net acres
Affleck #1H
JCM Jr. Minerals #1H
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
EOG OPERATED, MTDR WI = 21%
23,420 gross / 4,631 net acres
Lewton #1H
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
Martin Ranch #1H, #2H, #3H, #5H
EAGLE FORD WEST
13,472 gross / 10,510 net acres
EAGLE FORD EAST
6,270 gross / 4,874 net acres
EAGLE FORD ACREAGE TOTALS
52,053 gross / 28,906 net acres
Affleck #1H
JCM Jr. Minerals #1H
Average daily production for first eleven days of January 2012.
Some of the same leases cover the net acres shown for Eagle Ford & Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage.
80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013.
(1)
(2)
(3)

Southwest Pine Island
Central Pine Island
Fee Minerals
Rudd #1H
TIER 3
Webster
Bossier
TIER 2
TIER 1
Caddo
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)
Petrohawk
Bienville
LA Wildlife (MPC)
BLM (MPC)
Red River
De Soto
Matador Resources Acreage
Matador Working Interest Acreage
Matador Well Location

Northwest Louisiana / East Texas Properties Overview
Proved Reserves @ 9/30/11 152.7 Bcfe
% Proved Developed 33.3%
% Natural Gas 99.7%
Daily Production
(1)
39.1 MMcfe/d
Gross Acres 29,128 acres
Net Acres 25,477 acres
Haynesville
(2)
14,705 acres
Cotton Valley
(2)
23,236 acres
Identified Drilling Locations 139.9 net wells
2012E Anticipated Drilling 1.5 net wells
2012E CapEx Budget $13.5 million
% HBP Over 90%
(1) Production data for the nine months ended September 30, 2011.
(2) Some of the same leases cover the net acres shown for Haynesville & Cotton Valley. Therefore, the sum for both formations is not equal to the total net acreage.
Haynesville, Cotton Valley and Other Plays
Participated in over 80 operated and non-operated
Haynesville wells at September 30, 2011
Haynesville proved reserves grew from zero at YE
2008 to 136.6 Bcfe at September 30, 2011
LA Wildlife H#1 and Williams 17 H#1 operated wells
produced approximately 10 MMcfe/d and 7 MMcfe/d
in their first 11 and 8 months, respectively
Note: Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated.

Southwest Pine Island
Central Pine Island
Fee Minerals
Rudd #1H
TIER 3
Webster
Bossier
TIER 2
TIER 1
Caddo
Petrohawk
Bienville
J-W
Petrohawk
Questar
Encana
LA Wildlife (MPC)
Red River
BLM (MPC)
Petrohawk
Encana
Shell
Petrohawk
Shell
Petrohawk
Shell
De Soto
Samson
Matador Resources Acreage
Matador Working Interest Acreage
Matador Well Location

Highlights

Haynesville Positioning
Approximately 12,000 gross and
5,500 net acres in Haynesville
Tier 1 core area
Almost all Tier 1 core acreage is
HBP, as is over 90% of all
prospective Haynesville acreage
– provides “natural gas bank” for
future development
MTDR active as both operator
and non-operator in Haynesville
play
Approximately 1,700 net acres
with Bossier potential
Haynesville acreage also
prospective for shallower targets
– Cotton Valley, Hosston, in
many areas
Approximately 10,000 net HBP
acres prospective for Cotton
Valley Horizontal play at Elm
Grove / Caspiana
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)
Note: Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated.

Liquids Focused CapEx in 2012E ($mm) Commentary
Oil Production Growth Over Time (Bbls/d)

Approximately 90% of 2012E
capital budget focused on
Eagle Ford (84%) and
Austin Chalk (6%)
All 2012 Eagle Ford and
Austin Chalk drilling locations
targeting oil and liquids
Only 14% of our identified
Eagle Ford and 5% of our
identified Haynesville locations
being drilled in 2012
Oil production up about five-
fold year-over-year at
September 30, 2011
Early January 2012 oil
production approximately
1,800 Bbls/d
Strong Growth Profile Focused on Liquids
91
415
1,800
0
500
1,000
1,500
2,000
2010 09/30/2011 Jan-12
(1)  Average daily production for first eleven days of January 2012.
(1)
2012E Anticipated Drilling 2012E CapEx
Gross Wells % Total Net Wells % Total ($ in mm) % Total
South Texas
30.0 53.6% 27.6 93.6% $268.5 85.8%
NW LA / E Texas
25.0 44.6% 1.5 5.1% 13.5 4.3%
SE WY, NE UT, SE ID
1.0 1.8% 0.4 1.3% 2.5 0.8%
Other
-- -- -- -- 28.5 9.1%
Total 56.0 100.0% 29.5 100.0% $313.0 100.0%

Diversified Investor Composition

Given management’s significant equity position, interests are well aligned with public shareholders
Unique and diverse investor base includes institutional and industry shareholders with significant experience investing in the oil and gas sector
Most initial capital was provided by investor base of predecessor company, Matador Petroleum
Corporation
99.2% of shares outside the public float locked-up for 180 days following February 1, 2012
Note: As of March 7, 2012 close.
Management
12.6%
of shares
Legacy Shareholders
60.5%
of shares
Public Float
26.9%
of shares

Matador Resources Company - Management

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
31 years Since Inception
David E. Lancaster
EVP, COO and CFO
- Schlumberger, S.A. Holditch & Associates, Inc,
32 years Since 2003
Matthew V. Hairford
EVP, Operations
- Samson, Sonat, Conoco 27 years Since 2004
Wade I. Massad
EVP, Capital Markets
- Cleveland Capital Management, LLC,  KeyBanc Capital
Markets, RBC Capital Markets
22 years Since 2010
David F. Nicklin
Executive Director, Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
40 years Since 2007
Scott E. King
Co-Founder, VP, Geophysics
and New Ventures
- Matador Petroleum Corporation, Enserch, BP, Sohio 28 years Since Inception
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc,
Marathon
34 years Since Inception
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 27 years Since Inception
Diamond  Shamrock

Board of Directors and Special Board Advisors

Board Members
and Advisors
Professional Experience Business Expertise
Charles L. Gummer
Director
- Former Chairman, President and CEO, Comerica Bank –Texas Banking
Dr. Stephen A. Holditch
Director
- Professor and Former Head of the Department of Petroleum
Engineering, Texas A&M University
- Founder / President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law
Gregory E. Mitchell
Director
- President / CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Edward J. Scott
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and Real
Estate Development
W.J. “Jack” Sleeper
Special Board Advisor
- Retired President, DeGolyer and MacNaughton (Worldwide
Petroleum Consultants)
Oil & Gas Executive
Management

Business Strategy to Deliver Growth and Value

Exploration and Development
Dedicating approximately 94%
(1)
of 2012E CapEx to oil and liquids opportunities
Approximately 80% of Eagle Ford and approximately 90% of Haynesville acreage either HBP or not burdened by near-term lease expirations
Balanced Portfolio
Growing Eagle Ford contributes to a diversified portfolio mix between oil and natural gas
Active, ongoing exploration effort continues to identify new oil prospects and opportunities
Pursue Opportunistic Acquisitions
Ability to identify high return, operated opportunities at attractive prices
History of significant acquisitions and joint ventures
Maintain Financial Discipline
Keep balance sheet strong and control expenses
Work with industry participants to control costs for non-operated properties
Leverage Industry Relationships
Leverage expertise of our industry partners, exchange data and information and build upon existing relationships
Continue active participation in industry consortia and professional societies
Build Upon Director and Management Team Experience and Success in Unconventional Plays
(1)
Calculated as percent of anticipated capital expenditure focused on oil weighted Eagle Ford and Austin Chalk and includes $20 million to acquire acreage for oil opportunities in New Mexico and West Texas.

Matador Today
Gross Acres 144,368 acres
Net Acres 135,862 acres
2012E CapEx Budget $2.5 million
Matador Today
Gross Acres 10,714 acres
Net Acres 7,519 acres
Wyoming, Utah and Idaho (Meade Peak Shale)
Option Value in Large Unevaluated Acreage Positions
Initial test well drilled to 8,200 feet and cored through the
Meade Peak shale
Detailed petrophysical and rock properties testing in
progress
Carried participation interest provided by an affiliate of
Alliance Bernstein
Foothold of existing production and reserves
Budgeted $20 million in 2012 to acquire acreage in oil-
focused opportunities
Southeast New Mexico / West Texas

Financial Performance
Note: CAGR stands for compounded annual growth rate.
Revenue
($ in mm)
$32.9
$24.3
$42.5
$34.0
$57.8
$0.0
$20.0
$40.0
$60.0
$80.0
FY 2008 FY 2009 FY 2010 09/30/10 09/30/11
CapEx
($ in mm)
$107.1
$54.6
$160.7
$87.0
$108.0
$0.0
$50.0
$100.0
$150.0
$200.0
FY 2008 FY 2009 FY 2010 09/30/10 09/30/11
Adjusted EBITDA
(1)
($ in mm)
$18.4
$15.2
$23.6
$17.1
$37.6
$0.0
$15.0
$30.0
$45.0
$60.0
FY 2008 FY 2009 FY 2010 09/30/10 09/30/11
Average Daily Production
(MMcfe/d)
9.0
13.7
23.6
22.0
42.5
0.0
12.5
25.0
37.5
50.0
FY 2008 FY 2009 FY 2010 09/30/10 09/30/11
CAGR:  75.9%
(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 23

Selected Historical Financials
($ in millions)
(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income and net cash provided by operating activities, see slide 23
Year Ended December 31, Nine Months Ended September 30,
2008 2009 2010 2010 2011
Production Summary
Oil Production (MBbls) 37.0 30.0 33.0 24.0 113.0
Gas Production (Bcf) 3.1 4.8 8.4 5.9 10.9
Total Annual Production (Bcfe) 3.3 5.0 8.6 6.0 11.6
Realized Prices (Including hedges):
Oil ($/ Bbl) $98.59 $57.72 $76.39 $74.59 $92.71
Natural Gas ($/ Mcf) $8.32 $5.17 $4.38 $4.49 $4.19
Revenues:
Oil and Gas Production Revenues $30.6 $19.0 $34.0 $25.2 $52.0
Realized Oil & Gas Hedging Gain / (Loss) (1.3) 7.6 5.3 3.0 4.2
Unrealized Oil & Gas Hedging Gain / (Loss) 3.6 (2.4) 3.1 5.8 1.5
Total Revenues $32.9 $24.3 $42.5 $34.0 $57.8
Operating Expenses ($ / Mcfe)
Lease Operating $1.41 $0.94 $0.61 $0.63 $0.49
Production Taxes and Marketing 0.50 0.22 0.23 0.21 0.41
General and Administrative 2.50 1.42 1.13 1.13 0.81
Total Expenses $4.41 $2.58 $1.97 $1.97 $1.71
Adjusted EBITDA
(1)
$18.4 $15.2 $23.6 $17.1 $37.6

Hedging Profile
Oil Hedges
2012 2013
Total Volume Hedged by Ceiling (Bbl) 1,180,000 1,260,000
Weighted Average Price ($ / Bbl) $109.84 $110.26
Total Volume Hedged by Floor (Bbl) 1,180,000 1,260,000
Weighted Average Price ($ / Bbl) $90.51 $87.14
Natural Gas Hedges
2012 2013
Total Volume Hedged by Ceiling (Bcf) 7.20 1.05
Weighted Average Price ($ / MMBtu) $5.78 $5.75
Total Volume Hedged by Floor (Bcf) 7.20 1.05
Weighted Average Price ($ / MMBtu) $4.44 $4.50

Liquidity
No debt outstanding as of February 2012
IPO net proceeds used to repay $123.0 million outstanding under the Company’s revolving credit facility
Borrowing base of $125 million, based on February 2012 redetermination
Plan to fund 2012 capital budget with remaining IPO net proceeds, anticipated cash flows from operations and available borrowings under its credit facility
Intend to seek redeterminations of borrowing base as a result of any increases in oil and natural gas reserves during the year

Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net income
(loss) and net cash provided by operating activities, respectively.
(In thousands) 2008 2009 2010 2010 2011
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net income (loss) $103,878 ($14,425) $6,377 $7,373 ($13,725)
Interest expense - - 3 - 461
Total income tax provision (benefit) 20,023 (9,925) 3,521 4,043 (6,952)
Depletion, depreciation and amortization 12,127 10,743 15,596 10,931 22,578
Accretion of asset retirement obligations 92 137 155 107 158
Full-cost ceiling impairment 22,195 25,244 - - 35,673
Unrealized (gain) loss on derivatives (3,592) 2,375 (3,139) (5,812) (1,534)
Stock option and grant expense 605 622 824 466 855
Restricted stock grants 60 34 74 25 36
Net (gain)/loss on asset sales and inventory impairment (136,977) 379 224 - -
Adjusted EBITDA $18,411 $15,184 $23,635 $17,133 $37,550
(In thousands) 2008 2009 2010 2010 2011
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $25,851 $1,791 $27,273 $21,390 $34,443
Net change in operating assets and liabilities (17,888) 15,717 (2,230) (2,846) 2,692
Interest expense - - 3 - 461
Current income tax (benefit) provision 10,448 (2,324) (1,411) (1,411) (46)
Adjusted EBITDA $18,411 $15,184 $23,635 $17,133 $37,550
Nine Months Ended September 30, Year Ended December 31,
Year Ended December 31, Nine Months Ended September 30,
We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, property impairments, unrealized derivative gains and losses, non-recurring income and expenses and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock grants. Adjusted EBITDA is not a measure of net income (loss)
or cash flows as determined by GAAP. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity.

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
High Quality Asset Base in Attractive Areas
Significant Multi-year Drilling Inventory
Strong Financial Position and Long-Term Institutional, Industry and Individual
Shareholders
Proven Management and Technical Team and Active Board of Directors
Low Cost Operations
Active Exploration Effort Using Science and Technology